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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         MARCH 18, 1998 (MARCH 12, 1998)



                             SUIZA FOODS CORPORATION
                             -----------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                       1-12755                     75-2559681
     --------                       -------                     ----------
  (STATE OR OTHER             (COMMISSION FILE                 (IRS EMPLOYER
  JURISDICTION OF                   NUMBER)                  IDENTIFICATION NO.)
  INCORPORATION)


                       3811 TURTLE CREEK BLVD., SUITE 1300
                               DALLAS, TEXAS 75219
                               -------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (214) 528-0939



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ITEM 5.      OTHER EVENTS.

       On March 12, 1998, the Registrant issued a press release relating to the private placement, a copy of which is filed as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits.


   Exhibit
   Number                              Description
   ------                              -----------
    99.1 Press Release issued by the Registrant at 5:32 p.m. EDT on March 12, 1998.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: March 18, 1998                 SUIZA FOODS CORPORATION



                                               By:  /s/ Joseph B. Armes
                                                    ----------------------------
                                                     Executive Vice President,
                                                     General Counsel and
                                                     Assistant Secretary





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                                INDEX TO EXHIBITS

  Exhibit
  Number                             Description
  ------                             -----------
   99.1     Press Release issued by the Registrant at 5:32 p.m. EDT on March 12,
            1998.